UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): November 21, 2019

SACHEM CAPITAL CORP.

(Exact name of Registrant as specified in its charter)

New York	001-37997	81-3467779
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

698 Main Street, Branford, Connecticut	06405
(Address of Principal Executive Office)	(Zip Code)

Registrant's telephone number, including area code (203) 433-4736

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:
Title of each class	Ticker symbol(s)	Name of each exchange on which registered
Common Shares, par value $.001 per share	SACH	NYSE American LLC
7.125% Notes due 2024	SCCB	NYSE American LLC
6.875% Notes due 2024	SACC	NYSE American LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter)

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(b) Effective November 21, 2019, Jeffrey C. Villano has resigned as an officer and employee of Sachem Capital Corp. (the “Company”). He had been serving as the Company’s co-chief executive officer, president and treasurer. Mr. Villano will continue to serve as a member of the Company’s Board of Directors.

John L. Villano, CPA, will continue as the Company’s sole chief executive officer, in addition to his role as the Company’s chief financial officer. He has also been appointed as president and treasurer of the Company until suitable replacements for Jeffrey C. Villano are found. Finally, effective November 21, 2019, John L. Villano resigned as the Company’s secretary and Peter Giannotti, the Company’s in-house corporate counsel, was appointed as the Company’s secretary.

On November 22, 2019, the Company issued a press release announcing the resignation of Jeffrey C. Villano. A copy of the press release is attached as Exhibit 99.1 to this Current Report on Form 8-K.

Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On November 25, 2019, the Company’s Board of Directors (the “Board”) adopted an Amended and Restated Bylaws of the Company which amended: (i) Article II, Section 2 to provide that special meetings of shareholders may be called by the chairman of the board, if appointed, or the president; (ii) Article III, Section 5 to provide that special meetings of the Board may be called by the chairman of the Board, if appointed, or the president; (iii) Article III, Section 7 to provide that the chairman of the Board shall preside at all Board meetings, if appointed and present; (iv) Article IV, Section 6 to provide that the chief executive officer shall be designated the “principal executive officer” of the Company; and (v) Article IV, Section 10 to provide that the chief financial officer shall be designated the “principal financial officer” of the Company. In addition, various other miscellaneous and conforming amendments were made to the Bylaws.

The foregoing does not purport to be complete and is qualified in its entirety by reference to the Amended and Restated Bylaws of the Company attached hereto as Exhibit 3.1 and incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

(d)	Exhibits

Exhibit No.	Description
3.1	Amended and Restated Bylaws of the Company, effective as of November 25, 2019.
99.1	Press Release, dated November 22, 2019, announcing the resignation of Jeffrey C. Villano.

* * * * *

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Sachem Capital Corp.

Dated: November 26, 2019	By:	/s/John L. Villano
John L. Villano, CPA
Co-Chief Executive Officer and
Chief Financial Officer

Exhibit Index

Exhibit No.	Description
3.1	Amended and Restated Bylaws of the Company, effective as of November 25, 2019.
99.1	Press Release, dated November 22, 2019, announcing the resignation of Jeffrey C. Villano.

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